UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2008

RENEGY HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33712	20-8987239
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 West Warner Road, Suite 132 Tempe, AZ	85284
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 556-5555

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 17, 2008, Renegy Holdings, Inc. (the “Registrant”) entered into a Continuing Guaranty (the “Guaranty”) to guarantee the obligations of its wholly-owned subsidiary, Renegy, LLC (the “Subsidiary”) with respect to financing provided to the Subsidiary by Chase Equipment Leasing, Inc. (‘Chase”). Under the Guaranty, the Registrant has agreed to guarantee the payment of all sums of principal, interest and any other obligations which may be payable by the Subsidiary to Chase, and to pay any costs of enforcing the Guaranty. As of the date of this report, the Subsidiary’s financing obligations to Chase totaled approximately $1,675,000, arising principally from the financing of various equipment acquired by the Subsidiary. The amount of the Registrant’s obligations to Chase under the Guaranty may increase in the future as a result of additional credit extended to the Subsidiary by Chase, depending on the business requirements of the Subsidiary and the willingness of Chase to extend such additional credit.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Guaranty attached hereto as Exhibit 10.1, which is incorporated herein by reference in its entirety.

The filing of this Form 8-K shall not be deemed an admission by the Registrant that the Guaranty entered into by the Registrant constitutes a material agreements of the Registrant.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The text of Item 1.01 above is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and is subject to safe harbors created therein. These forward-looking statements include, but are not limited to, those regarding the Registrant’s expectations regarding the extent of obligations of the Subsidiary to Chase.

These forward-looking statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements. These risks and uncertainties include, among others, the risk that the Subsidiary will need additional financing from Chase to finance its equipment needs, the risk that the Subsidiary will not be able to service its financing obligations to Chase and that the Registrant will be required to satisfy such obligations under the Guaranty, the risk that the Registrant will not be able to satisfy its obligations under the Guaranty, the risk that the Subsidiary will require additional or replacement equipment financing from financing providers other than Chase and that the Registrant will be required to guaranty such financing, and the other risks set forth in the Registrant’s filings with the Securities and Exchange Commission. The Registrant undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Continuing Guaranty of Renegy Holdings, Inc. entered into March 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENEGY HOLDINGS, INC.

By: /s/ Robert W. Zack
Robert W. Zack
Executive Vice President and Chief Financial Officer

Date: March 20, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Continuing Guaranty of Renegy Holdings, Inc. entered into March 17, 2008